[LOGO OF EATON VANCE APPEARS HERE]                   [PHOTO OF PHONE, CALCULATOR
                                                      AND TAX FORM APPEARS HERE]








Annual Report October 31, 1997


[PHOTO OF NYSE FLAG
 AND BUILDING FRONT
   APPEARS HERE]

                            E A T O N   V A N C E

                                  TAX-MANAGED

                                   EMERGING

                                    GROWTH

                                     FUND


                     Global Management-Global Distribution


[PHOTO OF 1099-FORM
AND CALCULATOR TAPE &
CALCULATOR APPEARS HERE]

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF M. DOZIER GARDNER APPEARS HERE]
M. Dozier Gardner, President

I am pleased to welcome shareholders of Eaton Vance Tax-Managed Emerging Growth Fund with this inaugural shareholder report. In the opening month of the Fund's operations, the market climate was unusually volatile. Currency concerns in Asia, combined with already-high valuations, brought about significant market fluctuations. Stock prices of large and small companies in general fell. For example, the S&P 500 Index - an unmanaged index of U.S. common stocks - declined 3.3% during October./1/ As the Fund was in its "start-up" phase during October and making its initial investments, the market's volatility provided an opportunity to initiate new positions at attractive prices.

Investors maintained a strong appetite for equities in 1997...

Investors funneled a record amount of assets into the equity markets during the past year. According to Dow Jones, 45 million households owned equity mutual funds in November, 1997, worth a staggering $2.5 trillion. The massive scale of that investment - aimed at boosting savings, providing for retirement, and funding college education - shows a continuing confidence that equities represent the best way to build wealth for the future.

Emerging growth companies poised to post strong earnings growth...

According to Commerce Department figures, smaller companies have become responsible in recent years for a larger share of our nation's job creation. These emerging growth companies typically enjoy earnings growth rates well above those of the wider market. Because stock prices tend to follow earnings, we believe these companies have the potential to provide above-average, long-term returns.

The Tax-Managed approach seeks to improve investors' after-tax returns...

As impressive as recent personal savings trends are, the fact remains that taxes continue to take a heavy toll on the average investor. Even the most determined savers can see the value of their investments dwindle when faced with taxes on capital gains and dividends. While the Taxpayer Relief Act of 1997 slightly lowered capital gains rates, taxes still pose a challenge for growth-minded investors.

We believe that the combination of focusing on emerging growth companies together with a tax-managed approach is a sound strategy for wealth-building. In the pages that follow, portfolio manager Edward "Jack" Smiley discusses this investment discipline and offers an overview of Eaton Vance Tax-Managed Emerging Growth Portfolio.

                                        Sincerely,

                                        /s/ M. Dozier Gardner

                                        M. Dozier Gardner
                                        President
                                        December 9, 1997

--------------------------------------------------------------------------------
Fund Information
as of October 31, 1997


Performance/2/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
                      Life of Fund *(9/25/97); **(9/29/97)
Class A*                             -2.6%
Class B**                            -2.6
Class C**                            -2.8
--------------------------------------------------------------------------------

SEC Average Annual Total Returns (including applicable sales charge)
--------------------------------------------------------------------------------
                      Life of Fund *(9/25/97);**(9/29/97)
Class A*                             -8.2%
Class B**                            -7.5
Class C**                            -3.8
--------------------------------------------------------------------------------


Ten Largest Holdings/3/
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                                         1.5%
Emmis Broadcasting Corp., Cl. A                                          1.5
Baan Co. NV                                                              1.4
Outdoor Systems, Inc.                                                    1.4
Camco International, Inc.                                                1.3
Anadarko Petroleum Corp.                                                 1.3
BMCSoftware, Inc.                                                        1.3
Cambridge Technology Partners, Inc.                                      1.3
Health Management Associates, Inc.                                       1.3
Jacor Communications, Inc.                                               1.3

/1/ It is not possible to invest directly in an average or Index.

/2/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC return for A shares reflects maximum 5.75% sales charge; for B shares, SEC return reflects applicable contingent deferred sales charge (CDSC) based on the following schedule: 5%- 1st year; 5%-2nd year; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year; for C shares, SEC return reflects applicable 1% CDSC.

/3/ Ten largest holdings account for 13.6% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

Management Discussion

[PHOTO OF EDWARD SMILEY APPEARS HERE]
Edward Smiley, Portfolio Manager

An interview with Edward Smiley, portfolio manager of Eaton Vance Tax-Managed Emerging Growth Fund.

Q:   Jack, how have you structured the Fund in its initial months of operation?

A: We have pursued a dual strategy for Tax-Managed Emerging Growth Fund. First, as the name implies, this is a growth fund, with an emphasis on small-cap and mid-cap companies that we view as the likely industry leaders of tomorrow. I've targeted a universe of companies that have a revenue base below $1.5 billion, but that demonstrate rapid sales growth. I prefer companies with profit margins in excess of 15% and the ability to post superior earnings growth relative to their industry competitors.

     The other part of our strategy is tax-related. The Fund is pursuing an approach that seeks to limit tax liabilities, including reducing the realization and distribution of capital gains as well as the distribution of income dividends to shareholders. This combination of investing for growth while working to limit tax liabilities can be a useful strategy in a period of economic expansion but continued high taxes.

Q: Could you discuss briefly some of the strategies you're using to reduce tax liabilities?

A: Certainly. First, with respect to capital gains, we take a long-term approach to our investments. Many other growth funds may buy and sell repeatedly over short-term periods and, in so doing, chalk up short-term capital gains. The tax liabilities incurred by such practices tend to dramatically reduce the after-tax returns to shareholders. Put simply, we take a position as investors, not traders.

     By assuming a buy-and-hold outlook, we tend to ignore the short-term blips caused by emotions and one-time events, and focus instead on the growth characteristics of well-positioned companies. In short, we're willing to wait for companies to reach their full potential. This long-term approach sharply reduces portfolio turnover - generally keeping it below 10% annually on stocks with gains - while limiting the distribution of capital gains.

Q: Surely, there are times when you must sell. Do you have a distinct sell discipline?

A: Yes. When sales are necessary, we seek to sell securities that will qualify for capital gains treatment, assuring a more favorable tax


Five Largest Sector Weightings/1/
--------------------------------------------------------------------------------
By total net assets

Information Services            19.4%
Health Services                 10.4%
Oil, Gas Exploration             8.0%
Computer Software                4.2%
Electronics                      4.0%

                            How Taxes Hurt Returns
                Hypothetical Example of a Growth Investment/2/

                               Pre-Tax          Tax          After-Tax
                               Return           Rate          Returns
Dividends & Short-Term Gains    4.0%            39.6%           2.4

Long-Term Gains                 6.0%            20.0%           4.8%
---------------------------------------------------------------------
Unrealized Gains                2.0%             0.0%           2.0%

Total Return/3/                12.0%                            9.2%
---------------------------------------------------------------------

                      23% of Total Return Lost to Taxes!

/1/ Because the Portfolio is actively managed, sector weightings are subject to change.

/2/ Source: Eaton Vance. This chart is for illustrative purposes only and uses the highest applicable federal tax rates. State taxes and taxes due upon redemption are not considered. The chart is not meant to represent or imply returns from any particular mutual fund.

/3/ The hypothetical 12% return is not meant to represent or imply returns from any particular mutual fund.

--------------------------------------------------------------------------------
 Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

MANAGEMENT DISCUSSION CONT'D


     treatment for shareholders. And when we sell appreciated securities, we sell those with the highest cost basis first, once again limiting the extent of our capital gain liabilities.

Q: You also indicated that you seek to limit income distributed to shareholders. What is your strategy in that area?

A: The law dictates that income from securities must be passed along to shareholders and taxed as ordinary income. That can not only create an unwanted tax burden for shareholders, but also can severely complicate tax planning.

     Because the Portfolio focuses solely on emerging small and mid-cap companies, we are largely able to avoid income distributions. Typically, because these companies are in the early stages of growth, they rarely pay dividends. Instead, dividends are reinvested into the business. Many of the companies in our investment universe require continuing investments in technology to maintain competitive advantages and improve productivity. That reinvestment tends to add value over time while limiting the impact of tax-inefficient dividends on shareholders.

Q:   In which industries did you concentrate the Fund's investments?

A: While the Fund is very well diversified across many industry sectors, there are some areas that provide unusual opportunities for smaller, emerging companies. Information services, health services, energy, and computer software constituted the largest sector weightings in the Fund. Smaller companies have managed to carve out highly profitable niches in areas like information and health care. These are service industries in which small companies can offer a high degree of value-added. Elsewhere, computer software has long been a sector in which entrepreneurship has thrived. And in the energy area, energy service and supply companies as well as selected, smaller exploration companies have managed to do well in a period of weak oil prices.

Q:   Could you discuss some of the Fund's holdings in these sectors?

A: Yes. Software is a rapidly growing sector, with many opportunities among emerging companies. Two of the Fund's largest holdings are PeopleSoft, Inc. and Baan Co., NV. Both of these companies operate in a software niche called enterprise resource planning (ERP). ERP links the diverse parts of an enterprise to a common technology platform. That has become increasingly necessary in recent years as different departments within companies have begun using a wider array of technology equipment. In using this ERP software, a company can integrate the various components of its business: in effect, making certain that manufacturing, human resources, vendors, inventory, and finance are all talking to one another with respect to a given project.

Q:   What are some other major areas?

A: Another interesting theme has been among media companies, including radio broadcasting companies such as Emmis Broadcasting Corp., Jacor Communications, Inc. and A.H. Belo, Corp. Radio has become a much more attractive outlet for advertisers in recent years. While television advertising rates have skyrocketed and audiences have become increasingly fragmented by the addition of cable offerings, radio rates remain affordable.

     In addition, following a wave of mergers in recent years, major radio companies can offer advertisers a wider audience. While it falls short of television's pull-through capabilities, radio represents a cost-effective marketing tool for many companies. Another media holding, Outdoor Systems, produces outdoor advertising that can be very effectively teamed with radio campaigns.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: Health care has also been another large concentration. What have you focused on there?

A: We have exposure to a number of health care trends, including the graying of America and the growing biotech industry. In the continuing care area, the Fund has an investment in Sunrise Assisted Living, Inc. The company is a developer of projects nationwide that provide housing and assisted living facilities for elderly citizens. Many seniors are able to live independently but may require modest, periodic medical attention. These facilities have become increasingly popular as a housing and health care alternative for an aging population.

     In the biotech sector, the Fund owns Genzyme Corp. Genzyme has been a leader in several forms of gene therapy treatment, including that for Gaucher disease, a debilitating disorder caused by defective genes.

Q: Does the smaller size of the companies in your universe represent a competitive advantage in some instances?

A: Yes. Because of their size and versatility, smaller, emerging companies can sometimes fill a market niche or adapt to changing industry trends more quickly than larger companies. For example, Strayer Education, Inc. and Sylvan Learning Systems, Inc. are two companies that have taken advantage of a changing educational environment. Strayer operates schools in the Washington, D.C. area, with a focus on technical fields such as computer programming. Students emerge from Strayer with associate degrees, better prepared for the job market.

     In another educational niche, Sylvan Learning Systems, Inc. provides supplemental and remedial educational services in addition to administering professional tests. Like Strayer, Sylvan has identified an area of the educational market where it can provide much needed services, and has been able to add incrementally over time to the breadth and quality of those services. Both of these companies have benefited from the ability to respond quickly to changes within a fairly large industry.

Q:   Jack, what is your outlook for the coming year?

A: In my view, with a likely investment climate of continued moderate growth and low inflation, the outlook for emerging growth companies appears good. Given the outperformance of the large-cap, blue chip stocks in recent years, a good case can be made that smaller companies have some catching-up to do. Interestingly, that is true not only of traditional growth areas like technology and biotech, but of a wide range of industries across the economy.

     With our bottom-up, company-by-company approach, we continue to look for those companies that we believe will be the leaders of tomorrow. Together with our tax-managed strategies, we believe that the Fund is well-positioned to provide excellent after-tax returns to shareholders.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Standard & Poor's 500 Index

From Sept. 25, 1997 through Oct. 31, 1997


       Date            Fund/NAV            Fund/Off Pr        S&P 500
--------------------------------------------------------------------------------
      3/31/96           $10,000               $9,422          $10,000
      4/30/96           $10,282               $9,687          $10,134
      5/31/96           $10,503               $9,896          $10,366
      6/30/96           $10,543               $9,934          $10,448
      7/31/96           $10,050               $9,469           $9,970
      8/31/96           $10,342               $9,744          $10,157
      9/30/96           $10,956              $10,322          $10,768
     10/31/96           $11,237              $10,588          $11,050
     11/30/96           $12,042              $11,346          $11,860
     12/31/96           $11,831              $11,147          $11,665
      1/31/97           $12,525              $11,801          $12,380
      2/28/97           $12,435              $11,716          $12,453
      3/31/97           $12,052              $11,355          $11,979
      4/30/97           $12,676              $11,943          $12,679
      5/31/97           $13,471              $12,692          $13,422
      6/30/97           $14,090              $13,275          $14,066
      7/31/97           $15,227              $14,346          $15,165
      8/31/97           $14,583              $13,739          $14,294
      9/30/97           $15,378              $14,489          $15,118
     10/31/97           $14,816              $13,959          $14,597

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Standard & Poor's 500 Index

From Sept. 29, 1997, through Oct. 31, 1997

       Date            Fund/NAV            Fund/Off Pr        S&P 500
--------------------------------------------------------------------------------
      3/31/96           $10,000              $14,138          $10,000
      4/30/96           $10,272              $14,138          $10,134
      5/31/96           $10,503              $14,138          $10,366
      6/30/96           $10,543              $14,138          $10,448
      7/31/96           $10,040              $14,138           $9,970
      8/31/96           $10,332              $14,138          $10,157
      9/30/96           $10,936              $14,138          $10,768
     10/31/96           $11,217              $14,138          $11,050
     11/30/96           $12,002              $14,138          $11,860
     12/31/96           $11,781              $14,138          $11,665
      1/31/97           $12,465              $14,138          $12,380
      2/28/97           $12,374              $14,138          $12,453
      3/31/97           $11,992              $14,138          $11,979
      4/30/97           $12,596              $14,138          $12,679
      5/31/97           $13,360              $14,138          $13,422
      6/30/97           $13,954              $14,138          $14,066
      7/31/97           $15,060              $14,138          $15,165
      8/31/97           $14,416              $14,138          $14,294
      9/30/97           $15,191              $14,138          $15,118
     10/31/97           $14,638              $14,138          $14,597

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Standard & Poor's 500 Index

From Sept. 29, 1997, through Oct. 31, 1997

       Date            Fund/NAV             S&P 500
--------------------------------------------------------------
      8/31/96           $10,000             $10,000
      9/30/96           $10,584             $10,602
     10/31/96           $10,856             $10,878
     11/30/96           $11,621             $11,677
     12/31/96           $11,390             $11,484
      1/31/97           $12,044             $12,188
      2/28/97           $11,954             $12,260
      3/31/97           $11,571             $11,794
      4/30/97           $12,165             $12,483
      5/31/97           $12,920             $13,214
      6/30/97           $13,494             $13,848
      7/31/97           $14,562             $14,930
      8/31/97           $13,927             $14,073
      9/30/97           $14,673             $14,884
     10/31/97           $14,129             $14,371


Performance+
--------------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
                    Life of Fund (Class A: 9/25/97);(Classes B- and C: 9/29/97)
Class A                                    -2.6%
Class B                                    -2.6
Class C                                    -2.8


SEC Average Annual Total Returns (including applicable sales charge)
--------------------------------------------------------------------------------
                    Life of Fund (Class A: 9/25/97);(Classes B- and C: 9/29/97)
Class A                                    -8.2%
Class B                                    -7.5
Class C                                    -3.8
--------------------------------------------------------------------------------

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 9/25/97 for Class A shares, and on 9/29/97 for Class B and Class C shares. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the S&P 500 Stock Index, a broad-based, unmanaged market index of common stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** For Class A, this figure represents the Fund's performance including the Fund's maximum 5.75% sales charge. For Class B and Class C, this figure represents the Fund's performance including the Fund's applicable contingent deferred sales charge (CDSC).

+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable sales charges.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

PORTFOLIO OF INVESTMENTS

Common Stocks-- 93.3%


Security                                              Shares          Value
--------------------------------------------------------------------------------
Advertising -- 1.9%
--------------------------------------------------------------------------------
Catalina Marketing Corp.*                              1,800          $   82,238
Outdoor Systems, Inc.*                                 6,400             196,800
--------------------------------------------------------------------------------
                                                                      $  279,038
--------------------------------------------------------------------------------

Banks - Regional -- 1.7%
--------------------------------------------------------------------------------
Colonial Bancgroup, Inc.                               4,400          $  130,625
Sovereign Bancorp, Inc.                                6,800             120,700
--------------------------------------------------------------------------------
                                                                      $  251,325
--------------------------------------------------------------------------------

Banks and Money Services -- 0.9%
--------------------------------------------------------------------------------
Bank United Corp., Class A                             3,000          $  126,000
--------------------------------------------------------------------------------
                                                                      $  126,000
--------------------------------------------------------------------------------

Broadcasting and Cable -- 3.6%
--------------------------------------------------------------------------------
Emmis Broadcasting Corp., Class A*                     4,800          $  212,400
Jacor Communications, Inc.*                            4,400             184,250
Sinclair Broadcast Group, Class A*                     3,500             127,750
--------------------------------------------------------------------------------
                                                                      $  524,400
--------------------------------------------------------------------------------

Building Materials -- 1.1%
--------------------------------------------------------------------------------
Texas Industries, Inc.                                 3,300          $  156,544
--------------------------------------------------------------------------------
                                                                      $  156,544
--------------------------------------------------------------------------------

Business Products and Services -- 2.2%
--------------------------------------------------------------------------------
CN Maximus, Inc.*                                      1,900          $   53,200
Gartner Group, Inc.-Class A*                           4,400             124,300
Personnel Group of America, Inc.*                      4,100             142,219
--------------------------------------------------------------------------------
                                                                      $  319,719
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 3.3%
--------------------------------------------------------------------------------
Agouron Pharmaceuticals, Inc.*                          1,000         $   45,625
Human Genome Sciences, Inc.*                            1,800             73,800
Learning Tree International*                            3,700            128,575
Medicis Pharmaceutical, Inc.-Class A*                   1,400             67,375
Sylvan Learning Systems, Inc.*                          4,000            168,500
--------------------------------------------------------------------------------
                                                                      $  483,875
--------------------------------------------------------------------------------

Communications Equipment -- 3.1%
--------------------------------------------------------------------------------
Comverse Technology, Inc.*                              4,200         $  173,250
Davox Corp.*                                            4,900            175,175
ECI Telecommunications*                                 3,600             99,450
--------------------------------------------------------------------------------
                                                                      $  447,875
--------------------------------------------------------------------------------

Communications Services -- 0.8%
--------------------------------------------------------------------------------
Nextel Communications, Inc.*                            3,300         $   86,625
Transition Systems, Inc.*                               1,600             32,400
--------------------------------------------------------------------------------
                                                                      $  119,025
--------------------------------------------------------------------------------

Computer Software -- 4.2%
--------------------------------------------------------------------------------
BMC Software, Inc.*                                     3,200         $  193,200
HNC Software, Inc.*                                     2,750            101,750
PeopleSoft, Inc.*                                       3,500            219,504
Security Dynamics Technology, Inc.*                     3,100            105,013
--------------------------------------------------------------------------------
                                                                      $  619,467
--------------------------------------------------------------------------------

Consumer Services -- 0.5%
--------------------------------------------------------------------------------
Strayer Education, Inc.                                 1,600         $   76,400
--------------------------------------------------------------------------------
                                                                          76,400
--------------------------------------------------------------------------------

Drugs -- 5.0%
--------------------------------------------------------------------------------
Curative Health Services, Inc.*                         3,200         $   96,400
Elan Corp., PLC ADR*                                    3,400            169,575
Genzyme Corp.*                                          7,100             61,238
Genzyme Corp. Class A*                                  5,000            136,875
Parexel International Corp.                             3,700            133,663
Quintiles Transnational Corp.                           1,400            101,500
Vertex Pharmaceuticals, Inc.*                           1,100             32,450
--------------------------------------------------------------------------------
                                                                      $  731,701
--------------------------------------------------------------------------------

Electrical Equipment -- 1.2%
--------------------------------------------------------------------------------
Level One Communications, Inc.*                         4,000         $  180,000
--------------------------------------------------------------------------------
                                                                      $  180,000
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Security                                              Shares            Value
--------------------------------------------------------------------------------
Electronics - Instruments -- 4.0%
--------------------------------------------------------------------------------
Altera Corp.*                                          3,250          $  144,219
Microchip Technology, Inc.*                            3,600             143,550
Sanmina Corp.*                                         1,900             142,025
Vitesse Semiconductor Corp.                            3,500             151,813
--------------------------------------------------------------------------------
                                                                      $  581,607
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 1.2%
--------------------------------------------------------------------------------
Linear Technology Corp.                                2,700          $  169,763
--------------------------------------------------------------------------------
                                                                      $  169,763
--------------------------------------------------------------------------------

Entertainment -- 1.2%
--------------------------------------------------------------------------------
MGM Grand, Inc.*                                       4,000          $  175,500
--------------------------------------------------------------------------------
                                                                      $  175,500
--------------------------------------------------------------------------------

Financial - Miscellaneous -- 0.7%
--------------------------------------------------------------------------------
Capital One Financial Corp.                            2,200          $  100,375
--------------------------------------------------------------------------------
                                                                      $  100,375
--------------------------------------------------------------------------------

Health Services -- 10.4%
--------------------------------------------------------------------------------
American Retirement Corp.*                             6,900          $  134,119
Bioreliance Corp.*                                     3,500              77,875
Concentra Managed Care, Inc.*                          5,000             163,125
Express Scripts, Inc., Class A*                        3,000             169,125
Health Management Associates, Inc. Class A*            7,600             185,250
MiniMed, Inc.*                                         2,400              93,600
National Surgery Centers, Inc.*                        6,900             172,500
Omnicare, Inc.                                         3,200              89,000
Pediatrix Medical Group, Inc.*                         2,400             101,400
PhyCor, Inc.*                                          1,900              43,819
Renal Care Group, Inc.                                 3,600             120,600
Sunrise Assisted Living, Inc.*                         4,300             159,638
--------------------------------------------------------------------------------
                                                                      $1,510,051
--------------------------------------------------------------------------------

Information Services -- 19.4%
--------------------------------------------------------------------------------
Acxiom Corp.*                                          6,700          $  110,131
Affiliated Computer Services, Inc. Class A*            7,300             183,413
Aspect Development, Inc.*                              2,650             123,888
Aspen Technologies, Inc.*                              3,500             131,688
Baan Co. NV*                                           3,000             210,375
Cambridge Technology Partners, Inc.*                   5,100             186,150
CCC Information Services Group*                        5,500             102,438
Documentum, Inc.*                                      1,700              50,788
FIserv, Inc.*                                          3,800             170,050
Harbinger, Corp.*                                      1,300          $   38,675
IDX Systems Corp.*                                     4,500             151,875
J.D. Edwards, Inc.*                                    3,400             115,600
Manugistics Group, Inc.*                               3,500             124,688
National Data Corp.                                    3,800             140,363
Netscape Communications Corp.*                         1,700              55,888
Nova Corp.*                                            6,000             161,250
Paychex, Inc.                                          4,800             183,000
Pegasystems, Inc.*                                     4,200              76,650
SunGard Data Systems, Inc.                             6,800             160,650
Symantec*                                              4,800             105,000
Vantive Corp.*                                         4,700             118,675
Veritas Software Corp.                                 3,000             124,875
--------------------------------------------------------------------------------
                                                                      $2,826,110
--------------------------------------------------------------------------------

Insurance -- 2.9%
--------------------------------------------------------------------------------
Frontier Insurance Group, Inc.                         2,800          $   94,325
HCC Insurance Holdings, Inc.                           3,700              86,488
Mercury General Corp.                                  2,700             114,581
Mutual Risk Management Ltd.                            5,000             129,688
--------------------------------------------------------------------------------
                                                                      $  425,082
--------------------------------------------------------------------------------

Investment Services -- 3.1%
--------------------------------------------------------------------------------
Centura Banks, Inc.                                    3,000            $173,625
Crescent Real Estate Equitable Co.                     1,300              46,800
PMI Group, Inc.                                        1,900             114,831
The Money Store, Inc.                                  4,300             122,013
--------------------------------------------------------------------------------
                                                                        $457,269
--------------------------------------------------------------------------------

Machinery -- 2.9%
--------------------------------------------------------------------------------
Camco International, Inc.                              2,700            $195,075
Ionics, Inc.*                                          2,200              84,288
Varco International, Inc.*                             2,300             140,156
--------------------------------------------------------------------------------
                                                                        $419,519
--------------------------------------------------------------------------------

Medical Products -- 2.8%
--------------------------------------------------------------------------------
Arterial Vascular Engineering, Inc.*                     700            $ 37,188
Guidant Corp.                                          2,800             161,000
Heartstream, Inc.*                                     1,850              19,194
Invacare Corp.                                         2,700              62,100
Sofamor Danek Group, Inc.*                             1,900             130,863
--------------------------------------------------------------------------------
                                                                        $410,345
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Security                                              Shares          Value
--------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 8.0%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.*                              2,650         $   194,113
Apache Corp.*                                          4,200             176,400
Cross Timbers Oil Co.                                  4,900             130,769
Devon Energy Corp.                                     3,300             147,675
Louis Dreyfus Natural Gas*                             6,640             146,910
Newfield Exploration Co.*                              4,700             127,488
Triton Energy Ltd.*                                    3,800             148,675
Vintage Petroleum, Inc.                                4,100              93,788
--------------------------------------------------------------------------------
                                                                     $ 1,165,818
--------------------------------------------------------------------------------

Publishing -- 1.2%
--------------------------------------------------------------------------------
A.H. Belo Corp.*                                       3,200         $   151,200
CMP Media Inc., Class A*                               1,250              23,125
--------------------------------------------------------------------------------
                                                                     $   174,325
--------------------------------------------------------------------------------

Retail - Food and Drug -- 1.0%
--------------------------------------------------------------------------------
Papa John's International, Inc.*                       4,200         $   124,163
Starbucks Corp.*                                         800              26,400
--------------------------------------------------------------------------------
                                                                     $   150,563
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.5%
--------------------------------------------------------------------------------
Bed Bath and Beyond, Inc.*                             5,400         $   171,450
Polo Ralph Lauren Corp., Class A*                      3,250              84,500
The Mens Wearhouse, Inc.*                              2,700             104,625
--------------------------------------------------------------------------------
                                                                     $   360,575
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 0.0%
--------------------------------------------------------------------------------
Millipore Corp.                                          100         $     3,913
--------------------------------------------------------------------------------
                                                                     $     3,913
--------------------------------------------------------------------------------

Telephone Utilities -- 1.5%
--------------------------------------------------------------------------------
ACC Corp.*                                             3,000         $   118,875
Pacific Gateway Exchange, Inc.*                        2,600              99,450
--------------------------------------------------------------------------------
                                                                     $   218,325
--------------------------------------------------------------------------------

Transportation -- 1.0%
--------------------------------------------------------------------------------
Comair Holdings, Inc.                                  4,000         $   147,000
--------------------------------------------------------------------------------
                                                                     $   147,000
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $14,065,252)                                    $13,611,509
--------------------------------------------------------------------------------

Mortgage Pass-Throughs -- 23.9%

                                           Face Amount
Security                                   (000 omitted)     Value
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.63%, 11/3/97     $3,488            $ 3,486,909
--------------------------------------------------------------------------------

Total Mortgage Pass-Throughs
    (identified cost $3,486,909)                             $ 3,486,909
--------------------------------------------------------------------------------

Total Investments -- 117.2%
    (identified cost $17,552,161)                            $17,098,418
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (17.2)%                     (2,510,362)
--------------------------------------------------------------------------------


Net Assets -- 100.0%                                         $14,588,056
--------------------------------------------------------------------------------

*   Non-income producing security.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 1997
Assets
--------------------------------------------------------------------------------
Investments at value (Note 1A), (identified cost, $17,552,161)     $ 17,098,418
Cash                                                                         20
Receivable for investments sold                                          51,498
Receivable for Fund shares sold                                         701,285
Dividends and interest receivable                                         2,751
Deferred organization expense (Note 1D)                                   9,893
--------------------------------------------------------------------------------
Total assets                                                       $ 17,863,865
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                  $  1,964,525
Payable for Fund shares redeemed                                      1,285,155
Payable to affiliate for shareholder services (Note 6)                      154
Accrued expenses                                                         25,975
--------------------------------------------------------------------------------
Total liabilities                                                  $  3,275,809
--------------------------------------------------------------------------------
Net Assets                                                         $ 14,588,056
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $ 15,107,113
Accumulated net realized loss on investments
    (computed on the basis of identified cost)                          (73,463)
Accumulated undistributed net investment income                           8,149
Net unrealized depreciation of investments (computed
    on the basis of identified cost)                                   (453,743)
--------------------------------------------------------------------------------
Total                                                              $ 14,588,056
--------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
--------------------------------------------------------------------------------
Class A Shares
    Net Asset Value per share (Note 5)
    ($3,924,653 / 402,894 Participating shares
    outstanding)                                                   $       9.74
--------------------------------------------------------------------------------
Class B Shares
    Net Asset Value per share (Notes 5 and 7)
    ($8,612,619 / 884,289 Participating shares
    outstanding)                                                   $       9.74
--------------------------------------------------------------------------------
Class C Shares
    Net Asset Value per share (Notes 5 and 7)
    ($2,050,784 / 210,914 Participating shares
    outstanding)                                                   $       9.72
--------------------------------------------------------------------------------

Computation of Offering Price
--------------------------------------------------------------------------------
Class A Shares
    Offering Price per share (100 / 94.25 of $9.74)                $      10.33
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price is reduced.

Statement of Operations

For the Period Ended
October 31, 1997 *
Investment Income (Note 1G)
--------------------------------------------------------------------------------
Dividend income                                                    $      2,286
Interest income                                                          13,098
--------------------------------------------------------------------------------
Total income                                                       $     15,384
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment Adviser fee (Note 3)                                    $      3,602
Distribution and service fees (Note 6)
    Class B                                                               2,603
    Class C                                                                 615
Printing and postage                                                        255
Amortization of organization expenses (Note 1D)                             107
Legal and accounting services                                                43
Miscellaneous                                                                10
--------------------------------------------------------------------------------
Total expenses                                                     $      7,235
--------------------------------------------------------------------------------

Net investment income                                              $      8,149
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                $    (73,463)
--------------------------------------------------------------------------------
Net realized loss on investments                                   $    (73,463)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                        $   (453,743)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                                 $   (453,743)
--------------------------------------------------------------------------------

Net realized and unrealized loss on investments                    $   (527,206)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                         $   (519,057)
--------------------------------------------------------------------------------

* For the period from the start of business, September 25, 1997, to October 31, 1997.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets


Increase (Decrease)                                        For the Period Ended
in Net Assets                                              October 31, 1997 *
--------------------------------------------------------------------------------
 From operations --
    Net investment income                                          $      8,149
    Net realized loss on investments                                    (73,463)
    Net change in unrealized appreciation
        (depreciation)
        of investments                                                 (453,743)
--------------------------------------------------------------------------------
Net decrease in net assets from operations                         $   (519,057)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 5) --
    Proceeds from sale of shares
        Class A                                                    $  4,869,539
        Class B                                                       8,974,780
        Class C                                                       2,116,676
    Cost of shares redeemed
        Class A                                                        (816,967)
        Class B                                                         (36,915)
--------------------------------------------------------------------------------
Net increase in net assets from Fund
    share transactions                                             $ 15,107,113
--------------------------------------------------------------------------------

Net increase in net assets                                         $ 14,588,056
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                             $       --
--------------------------------------------------------------------------------
At end of period                                                   $ 14,588,056
--------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
--------------------------------------------------------------------------------
At end of period                                                   $      8,149
--------------------------------------------------------------------------------

* For the period from the start of business, September 25, 1997, to October 31, 1997.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Period Ended October 31, 1997
                                                                        ------------------------------------------------------------
                                                                         Class A*          Class B**           Class C**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period                                  $ 10.000            $10.000            $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    $  0.008            $ 0.005            $ 0.003
Net realized and unrealized loss on investments                            (0.268)            (0.265)            (0.283)
------------------------------------------------------------------------------------------------------------------------------------
Net loss from operations                                                 $ (0.260)           $(0.260)            (0.280)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                                         $  9.740            $ 9.740            $ 9.720
------------------------------------------------------------------------------------------------------------------------------------

Total Return(1)                                                             (2.60)%            (2.60)%            (2.80)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                                           7.00%              7.00%              7.00%
------------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate(2)                                               $ 0.0600            $0.0600            $0.0600
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                  $  3,925            $ 8,613            $ 2,051
Ratio of net expenses to average daily net assets                            0.63%+             1.37%+             1.56%+
Ratio of net investment income to average daily net assets                   1.83%+             1.13%+             0.90%+
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
* For the period from the start of business, September 25, 1997, to October 31, 1997.
** For the period from the commencement of offerings of Class B and Class C shares, September 29, 1997, to October 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-date. Total return is not computed on an annualized basis.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                       See notes to financial statements

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS



1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund, which is a series of Eaton Vance Mutual Fund Trust (the Trust), seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Fund. The Fund has three classes of shares. Class A shares are sold at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

    B Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $56,332 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2005.

    C Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

    D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

    E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



    balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

    G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income and (b) at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years). Income dividends are declared separately for each class of shares. Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the ex-date.

    The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of the average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the period ended October 31, 1997 the fee amounted to $3,602. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 1997, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers and directors/trustees of EVM.

4   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 1997, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                                 $ 17,552,161
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                  $    186,304

    Gross unrealized depreciation                                      (640,047)
    ----------------------------------------------------------------------------

    Net unrealized depreciation                                    $   (453,743)
    ----------------------------------------------------------------------------

5   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Declaration of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

    Class A                                      Period Ended October 31, 1997 *
    ----------------------------------------------------------------------------
    Sales                                                               483,988

    Redemptions                                                         (81,094)
    ----------------------------------------------------------------------------

    Net increase                                                        402,894
    ----------------------------------------------------------------------------

    * For the period from the start of business, September 25, 1997, to October 31, 1997.

    Class B                                     Period Ended October 31, 1997 **
    ----------------------------------------------------------------------------
    Sales                                                               887,994

    Redemptions                                                          (3,705)
    ----------------------------------------------------------------------------

    Net increase                                                        884,289
    ----------------------------------------------------------------------------

    ** For the period from the commencement of offering of Class B shares, September 29, 1997, to October 31, 1997.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



    Class C                                    Period Ended October 31, 1997 ***
    ----------------------------------------------------------------------------
    Sales                                                                210,914

    Redemptions                                                               --
    ----------------------------------------------------------------------------

    Net increase                                                         210,914
    ----------------------------------------------------------------------------

    ***For the period from the commencement of offering of Class C shares, September 29, 1997, to October 31, 1997.

6   Distribution and Service Fees
    ----------------------------------------------------------------------------
    The Fund has adopted a Service Plan for the Fund's Class A shares (the "Class A Plan") that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Class A Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, financial service firms ("Authorized Firms") and other persons in amounts not exceeding 0.25% of average daily net assets for Class A shares for any fiscal year. The Trustees have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to begin accruing for Class A service fees during the quarter ending December 31, 1998.

    The Fund has also adopted distribution plans (Class B and Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans, which are approved annually, require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's Class B and Class C daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD by each respective class.

    The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the period ended October 31, 1997, the Fund paid or accrued $2,603 and $461, to or payable to EVD representing 0.75% (annualized) of average daily net assets of Class B and Class C shares, respectively. At October 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $415,000 and $122,000 for Class B and Class C shares, respectively.

    In addition, Class B and Class C Plans authorize the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not exceeding 0.25% of their average daily net assets for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Class B expects to begin accruing for its service fees during the quarter ending December 31, 1998. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of the Class C shares sold by such Firm and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. The Fund paid or accrued service fees to or payable to EVD for the period ended October 31, 1997 in the amount of $154 for Class C. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

7   Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) may be imposed on certain Class A shares redeemed within 12 months of purchase. A CDSC is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on any redemption of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends. Class A

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



    shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). For Class B the CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase.

    No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $400 of CDSC paid by shareholders of Class B shares during the period ended October 31, 1997. There was no CDSC paid by shareholders of Class A and Class C shares during the period ended October 31, 1997.

8   Line of Credit
    ----------------------------------------------------------------------------
    The Fund participates with other funds and portfolios managed by EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund or portfolio based on its borrowings at an amount above the banks' Eurodollar rate or federal funds advanced funding rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period ended October 31, 1997.

9   Investment Transactions
    ----------------------------------------------------------------------------
    Purchases and sales of investments, other than short-term obligations, aggregated $14,500,040 and $360,762, respectively, for the period ended October 31, 1997.

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders
of Eaton Vance Tax-Managed
Emerging Growth Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) as of October 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, September 25, 1997, to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Emerging Growth Fund at October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the period from the start of business, September 25, 1997, to October 31, 1997 in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  December 5, 1997

Eaton Vance Tax-Managed Emerging Growth Fund as of October 31, 1997

INVESTMENT MANAGEMENT



Eaton Vance Tax-Managed Emerging Growth Fund



Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary



Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

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

Investment Adviser and Administrator of Eaton Vance
Tax-Managed Emerging Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street,16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123



Eaton Vance
Tax-Managed Emerging Growth Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                     MGSRC-12/97